UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

Smith Micro Software, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia Aliso Viejo, CA	92656
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 362-5800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Ofﬁcers; Election of Directors; Appointment of Certain Ofﬁcers; Compensatory Arrangements of Certain Ofﬁcers

(e)On June 14, 2018, the stockholders of Smith Micro Software, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan (the “Plan”). The Amendment was approved by the Company’s Board of Directors (the “Board”) on April 16, 2018, subject to stockholder approval at the Annual Meeting of Stockholders held on June 14, 2018 (the “2018 Annual Meeting”).  The Amendment increased the maximum number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) reserved under the Plan by 2,500,000 shares to a total of 4,625,000 shares and increased the maximum number of shares subject to awards that may be granted to any one person during any calendar year under the Plan from 125,000 shares to 350,000 shares.

The Plan provides for the grant of awards which are incentive stock options, non-qualified stock options, unrestricted shares, restricted shares, restricted stock units, performance stock, performance units, SARs, tandem stock appreciation rights, distribution equivalent rights, or any combination of the foregoing, to employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries (each a “participant”) (however, solely Company employees or employees of the Company’s subsidiaries are eligible for incentive stock option awards). A total of 8,500,000 shares was originally reserved for issuance under the Plan, however, the Company undertook a 1 for 4 reverse stock split in August of 2016, which at that time reduced the number of shares reserved for issuance as or under awards to be made under the Plan to 2,125,000.  The Amendment increased the number of shares reserved for issuance to 4,625,000.

Under the Plan, shares awarded as restricted stock, restricted stock units, performance stock, or dividend equivalent rights, which convey the full value of the shares subject to the award, are counted as 1.2 shares for every one share awarded, while options and SARs will count as one share for every share awarded. To the extent that an award (or portion of an award) lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall be deemed not to have been issued for purposes of determining the maximum aggregate shares which may be issued under the Plan and shall again be available for the grant of a new award. However, shares not issued or delivered as a result of the net settlement of an SAR or option, shares used to pay the exercise price or withholding taxes related to an award and shares repurchased on the open market with the proceeds from the exercise of any option will not be available for future issuance under the Plan.

Although the Plan originally provided that the maximum number of shares subject to awards that may be granted under the Plan to any one person during any calendar year was 500,000, as a result of the Company’s 1 for 4 reverse stock split in August of 2016, this limit was then reduced to 125,000 shares.  The Amendment has increased such limit to 350,000 shares.

The Plan will continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it was adopted by the Board (except as to awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted.

The above description of the Plan, as amended by the Amendment, is qualified in its entirety by the text of the Plan, a copy of which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 30, 2015, and by the text of the Amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)On June 14, 2018, the Company held its 2018 Annual Meeting.

(b)Five proposals were submitted by the Board to stockholders at the 2018 Annual Meeting. The proposals are described in detail in the Company’s proxy statement for the 2018 Annual Meeting filed with the Securities and Exchange Commission on May 3, 2018 (the “Proxy Statement”).  The Company’s outstanding Common Stock was the only class of securities entitled to vote on proposals 1-3 and proposal 5 at the 2018 Annual Meeting. In addition to the Common Stock, the Company’s outstanding Series B 10% Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) was entitled to a separate class vote on proposal 4 at the 2018 Annual Meeting.  In proposal 1, the election of directors, the two nominees receiving the highest number of affirmative votes were elected; broker non-votes, abstentions and votes marked “withhold” did not affect the outcome of the election. Proposals 2 and 3 required the affirmative vote of a majority of shares present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote. Proposal 4 required the affirmative vote of each of (i) a majority of the outstanding shares of Common Stock entitled to vote at the 2018 Annual Meeting and (ii) a majority of the outstanding shares of Series B Preferred Stock entitled to vote at the 2018 Annual Meeting. Proposal 5 required the affirmative vote of a majority of the votes cast on proposal 5 at the 2018 Annual Meeting; abstentions did not affect the outcome of the vote on proposal 5. Broker non-votes were not counted for purposes of determining whether such proposals were approved.

The final results of the voting on each proposal are set forth below.

1. Stockholders elected two directors to the Company’s Board of Directors to hold office until the Company’s 2021 annual meeting of stockholders or until their successors are duly elected and qualified.  The votes on this proposal were as follows:

Name of Nominee	For	Withheld	Broker Non-Votes
Thomas G. Campbell.	5,181,670	781,705	9,010,845
Steven L. Elfman	5,167,656	795,719	9,010,845

2. Stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.  The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
5,546,549	227,327	189,499	9,010,845

3. Stockholders ratified the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
14,620,336	346,079	7,805	0

4. Stockholders did not approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation.  The votes on this proposal were as follows:

Common Stock

For	Against	Abstained	Broker Non-Votes
5,817,287	141,270	4,818	9,010,845

Series B Preferred Stock

For	Against	Abstained	Broker Non-Votes
4,495	0	0	0

5. Stockholders approved an amendment to the Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan.  The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
5,182,081	449,900	331,394	9,010,845

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Amendment to Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: June 15, 2018	By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Vice President and Chief Financial Officer